Property Sale	12 Months Ended
Dec. 31, 2011
Property Sale [Abstract]
PROPERTY SALE

Note 20 – Property Sale

During 2010, the Company entered into an agreement (the "Agreement") to sell its current main branch building and a portion of Flatbush Federal's adjoining real estate to a third party (the "Purchaser") (the "Transfer"). Under the Agreement, Purchaser would acquire Flatbush Federal's current main branch building located at 2146 Nostrand Avenue, Brooklyn, New York ("Property A"). In addition thereto, the Purchaser would take title to 2158 Nostrand Avenue, Brooklyn, New York ("Property B"), and an approximately 12,305 square foot parcel ("Property C") of a larger adjoining parking lot ("Lot 124") abutting parts of Nostrand Avenue and Hillel Place, Brooklyn, New York (Property A, Property B, and Property C are collectively, the "Properties").

On March 24, 2011, the Company and the Purchaser entered into an amendment to the Agreement. The significant terms of the Agreement, as amended, are as follows:

1.	The Purchaser was required to subdivide Lot 124 (of which Property C forms a part of) into two separate tax lots or parcels (the "Subdivision"). Lot 124 consists of (i) Parcel C and (ii) a 3,100 square foot parcel which abuts Hillel Place (the "Retained Property"). Flatbush Federal will retain title to the Retained Parcel, which will become the site of a new branch building ("Branch Building").

2.	The Transfer must close (the "Closing") five (5) days after the date the Subdivision has been approved and new tax lot numbers are assigned to Property C and the Retained Property.

3.	The Purchaser is obligated to complete construction of and deliver to the Company a building containing a 3,000 square foot ground floor bank branch, a cellar, and three (3) additional floors of office space. In consideration of constructing the three (3) additional floors of office space, the Purchaser shall receive a credit at the Closing.

4.	One of the principals of the Purchaser will personally guarantee the Purchaser's obligation to deliver the bank branch and office building to Flatbush Federal.

The Company plans to use the additional three (3) floors of office space (consisting of approximately 7,125 of additional square feet) for its executive and administrative offices.

The transfer closed on January 13, 2012; at that date the Company received $6,340,000 in cash and a building valued at $3,176,000 and recorded a pre-tax gain of $9,073,000.

Upon the Closing, Flatbush Federal began leasing back Property A on an interim basis for its continued use as a temporary bank branch (the "Branch Lease") for one ($1.00) dollar per year. Flatbush Federal must relocate to the new Branch Building no later than 45 days after the Purchaser completes the construction of the Branch Building and if applicable, the Purchaser's contractor has completed construction of the interior build-out and delivers to Flatbush Federal a temporary certificate of occupancy for the Branch Building, Bank branch expansion and interior build-out. At that time, the Branch Lease will terminate, and Flatbush Federal will open the Branch Building for business as its new bank branch.